UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-8382

DWS Strategic Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Strategic Income Trust

(formerly Scudder Strategic Income Trust)

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Dividend Repurchase Plan

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/06
DWS Strategic Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	2.70%	8.74%	12.41%	12.50%	10.54%
Based on Market Price(a)	8.34%	17.31%	14.47%	9.48%	8.98%
Credit Suisse High Yield Index(b)	4.94%	7.38%	10.17%	9.44%	7.19%
Credit Suisse High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	2.43%	4.21%	6.71%	7.83%	7.53%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/06	As of 11/30/05
Net Asset Value	$ 13.29	$ 14.02
Market Price	$ 13.92	$ 13.92

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months: Income Dividends as of 5/31/06	$ .54
May Income Dividend	$ .09
Capital Gain distributions as of 5/31/06	$ .58
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/06+	8.13%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/06+	7.76%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The blended index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew P. Cestone discusses market conditions and investment strategy during DWS Strategic Income Trust's most recent semiannual period ended May 31, 2006.

Q: How did the fund perform over the six-month period ended May 31, 2006?

A: The fund provided a total return based on net asset value of 2.70% (performance is calculated based on the reinvestment of dividends), outperforming its Lipper peer group median return of 2.09% and underperforming the Credit Suisse High Yield Index return of 4.94%.1 The fund returned in the top quartile of its peer group for the one-, three-, five- and 10-year periods ended May 31, 2006, ranking in the 16th, 17th, 20th and 10th percentiles, respectively.2 The May 31, 2006, net asset value per share was $13.29, compared with $14.02 six months ago. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.)

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends, and unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

2 Lipper's Closed General Bond Funds category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. The fund ranked 2, 2, 2 and 1, for the 1-, 3-, 5- and 10-year periods, respectively, as of May 31, 2006. There were 12, 11, 9 and 9 funds, respectively, in Lipper's Closed General Bond Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of May 31, 2006. It is not possible to invest directly into a Lipper category.

The fund's return based on the market value of its shares as quoted on the NYSE was 8.34% for the six-month period ended May 31, 2006. The fund's market price closed the period at $13.92 per share, the same price as six months ago. The market price premium of the shares, as a percentage of net asset value, was approximately 5% on May 31, 2006.

The fund maintained a leveraged position throughout the period, meaning that we borrowed money under the fund's loan agreement. At the close of the period, the portfolio was approximately 23% leveraged, representing approximately $14 million of total portfolio assets.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: The past six months were somewhat mixed for fixed-income investors as the US Federal Reserve Board (the Fed) remained on its tightening course. The Fed raised interest rates four times during the period for a total of 1%, leaving the overnight federal funds rate at 5% as of May 31, 2006. Certain fixed-income markets, especially the US Treasury market, did not fare well during the period as a result of investors' concerns over higher interest rates and inflation. The yield on the 10-year Treasury increased 63 basis points (0.63% percentage points) to end the period at 5.12%. Despite a rise in US Treasury yields, the high-yield asset class remained relatively resilient to the back-up in Treasury yields. High yield bonds exhibited strength as the solid fundamental underpinnings of the asset class remained in place. For the six-month period ended May 31, 2006, high yield returned 4.94%, as measured by the Credit Suisse High Yield Index. Similar to high yield, fundamentals in emerging markets debt remained strong, which helped to cushion emerging markets debt returns from the back-up in Treasury yields. For the same time period, emerging markets debt returned 1.47%, as measured by the JP Morgan EMBI Global Diversified Index.3

3 The JP Morgan EMBI Global Diversified is an unleveraged, uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

High yield was helped by a strong economy and low defaults. This strength was seen as high-yield spreads narrowed approximately 68 basis points during the period, again approaching near historical lows. At the close of the period, the high-yield spread stood at 329 basis points, versus 398 basis points six months ago.4 Helped by strength in the US economy and relatively low interest rates, high-yield companies generally maintained sound financial positions. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of May 2006, the Moody's 12-month rolling default rate stood at 1.72% compared with 2.08% at the end of November 2005.5 In addition to low defaults, recovery rates remained strong.6 Lastly, the ratio of rating upgrades to downgrades continued to remain intact — another indication of the market's solid fundamentals.7

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to May 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive credit environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in high-yield bonds.

5 Source: Moody's Investors Service, Inc.

6 The recovery rate is the amount investors recover when a bond defaults.

7 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Overall, emerging-markets debt securities continued to be supported by high commodity prices, a generally stable political backdrop and continued fundamental improvement. In addition, strong investor demand for the asset class also helped to support returns. Although the fundamentals of emerging market debt securities remained strong, the emerging markets debt asset class was not immune to the late-period sell-off in the global markets. Investors' concerns that global inflation would lead to further interest rate increases, which would slow the growth of world economies, spurred a repricing of risk across the global markets. This repricing of risk put modest downward pricing pressure on global bonds. Despite this late period modest repricing, the emerging markets debt spread-to-worst narrowed 29 basis points to end the period at 214 basis points versus 243 basis points six months ago.8

8 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the JP Morgan EMBI Global Diversified Index from December 31, 1997 to May 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive credit environment, since investors are less concerned about risk and therefore willing to accept lower yields in order to invest in emerging markets bonds.

9 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How did the fund's allocations affect performance?

A: Throughout the period, the fund maintained an approximately 50/50 balance between its high-yield and emerging-markets portfolio allocations. We started the period with a slight overweight in emerging-markets debt.9 In the middle of the period, as emerging-markets debt spreads tightened to inside of 200 basis points, we believed that there was less risk-adjusted relative value in the asset class. This view led us to reduce our allocation in emerging-markets debt. Our decision to reduce our emerging-markets debt exposure and capture value benefited the fund's returns. During the early part of the period, we slightly increased our allocation to high yield. However, later in the period as high-yield spreads compressed, we slightly reduced our allocation to high yield.

Q: Will you comment on your positioning within the emerging markets over the period?

A: Over the period, we maintained overweight positions in several Latin American countries as economic expansion in this region continued to accelerate. Latin American countries in which we maintained larger overweight positions included countries such as Argentina, the Dominican Republic and Uruguay. During the period, we also increased our exposure in Brazil to an overweight from an earlier period underweight. Outside of the Latin American region, one of our larger overweight positions was in Russia. Argentina was one of the top-performing countries for the period as the country continued to enjoy strong growth and a falling debt burden. In addition, Argentina's debt restructuring and a foreign currency upgrade by Standard & Poor's helped to support its returns. The Dominican Republic is a country which continued to exhibit improved solvency. In our opinion, this trend of improved solvency, coupled with a positive outcome from the recent elections, should lead to further credit improvement and a possible upgrade. Uruguay also continued to improve its solvency as the country remained on a course of decreasing its public sector and external debt obligations. High oil prices continued to strengthen Russia's macroeconomic environment. We reduced our overweight position in Russia during the period as Russia's bond prices appreciated and we believed that they did not offer as much value as had been the case earlier.

We were underweight in China and Chile based on our outlook that these countries did not offer good relative value. We remained underweight in the Philippines as we believed its fundamentals and political landscape continued to deteriorate. As such, we further increased our underweight during the period. In addition, we maintained an underweight in Peru due to political uncertainties.

Q: Will you comment on your positioning within the high-yield market over the period?

A: Individual security selection helped relative performance in the high-yield sleeve of the fund. Securities in which we were overweight, and which added to relative returns, included such credits as North Atlantic Trading Company, Dayton Superior, Lyondell Chemical Co., Millennium (Arco) Chemicals, Inc., and Trimas Corporation. The fund's overweight positions in Tembec Industries and General Motors Acceptance Corporation (GMAC), and an underweight in Calpine detracted from relative performance. In addition, our underweight positions in Delphi and Federal-Mogul, auto supply companies, which are in default, also dampened relative returns.

During the past six months, we decreased our underweight in higher-quality securities in an effort to become more defensive. Lower-quality securities (CCC/split CCC/default) securities were the best-performing credit quality segment for the period, returning 13.28%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB), which returned 4.62% and 1.90%, respectively. During the period and on average, the fund was overweight in lower-tier securities and underweight upper-tier securities, which helped returns. In addition, the 3.81 year duration of the fund's high yield allocation was shorter than the Credit Suisse High Yield Index duration of 4.35 years, as a result of us finding better value in more defensive, yield-to-call securities. Being shorter in duration than the benchmark helped to mitigate interest rate volatility incurred in the market during the period.

Q: What is your current assessment of the fixed-income environment?

A: There is more reason to be concerned about inflation than there was six months ago, mainly because of continued high oil prices and the increased pricing power for businesses, which has flowed from the economic recovery. Although the rate of economic growth may moderate, we believe the underlying economic environment is stable. While monetary and financial conditions have been accommodative, the Federal Reserve appears to be moving steadily to a neutral monetary policy. In addition, US wage inflation remains under control, so we do not expect any of the more extreme scenarios with respect to inflation and interest rates to unfold.

We believe the high-yield market continues to exhibit sound fundamentals as the economy continues to be robust, which results in low default rates. The low default environment that the high-yield market currently enjoys will not last forever, which means good security selection is paramount at this point in the cycle. In addition, at this time high-yield risk premiums are near historical lows. The portfolio's current positioning, shorter in duration than the fund's benchmark, the Credit Suisse High Yield Index, should also help mitigate any negative effects of a spike in interest rates or a pickup in spread volatility. However, over time, as we find more longer-dated securities offering better risk-adjusted return potential, we would expect to move to a more neutral duration position versus the benchmark (the Credit Suisse High Yield Index).

With respect to emerging markets, we believe the trend of solid fundamentals will remain on course and investor demand for the asset class will remain intact. However, a rapid rise in US and global yields caused by an unexpected restrictive monetary policy in the US and abroad, or a sharp drop in oil prices, would most likely contribute to increased volatility in the asset class.

We remain focused on adding value by doing fundamental research. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield, and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus of seeking credits which are improving, will benefit from positive credit events or which are trading at what we believe are undervalued levels. Going forward, we will continue to monitor the global economy as well as the relative value provided by emerging markets and high-yield issuers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	11/30/05

Foreign Bonds — US$ Denominated	48%	47%
Corporate Bonds	42%	41%
Cash Equivalents	5%	3%
Foreign Bonds — Non US$ Denominated	4%	5%
Loan Participation	1%	1%
US Treasury Obligations	—	3%
	100%	100%
Corporate and Foreign Bonds Diversification (As a percentage of Corporate and Foreign Bonds)	5/31/06	11/30/05

Emerging Market Sovereign Bonds	46%	44%
Consumer Discretionary	14%	13%
Energy	8%	8%
Materials	7%	8%
Financials	7%	7%
Industrials	6%	8%
Utilities	5%	3%
Telecommunication Services	3%	5%
Information Technology	2%	2%
Consumer Staples	1%	1%
Health Care	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/06	11/30/05

US Government and Agency	—	3%
A	1%	1%
BBB	10%	10%
BB	29%	24%
B	42%	40%
Below B	11%	15%
Not Rated	7%	7%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/06	11/30/05

Average Maturity	11.8 years	11.3 years
Duration	6.9 years	6.7 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 53.5%
Consumer Discretionary 15.3%
155 East Tropicana LLC, 8.75%, 4/1/2012	40,000	39,200
Adelphia Communications Corp., Series B, 7.75%, 1/15/2009*	35,000	16,275
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	85,000	77,350
AMC Entertainment, Inc., 8.0%, 3/1/2014	120,000	111,900
Aztar Corp., 7.875%, 6/15/2014 (b)	145,000	154,969
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	30,000	31,875
Caesars Entertainment, Inc., 8.875%, 9/15/2008	55,000	58,162
Charter Communications Holdings LLC:
9.625%, 11/15/2009	10,000	7,675
10.25%, 9/15/2010	290,000	289,275
144A, 10.25%, 9/15/2010 (b)	75,000	74,625
11.0%, 10/1/2015	252,000	216,720
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	60,000	49,725
CSC Holdings, Inc.:
7.25%, 7/15/2008	40,000	40,300
7.875%, 12/15/2007	150,000	152,625
Dex Media East LLC/Financial, 12.125%, 11/15/2012	438,000	493,845
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	80,000	68,900
EchoStar DBS Corp.:
6.625%, 10/1/2014	15,000	14,175
144A, 7.125%, 2/1/2016	50,000	47,875
Foot Locker, Inc., 8.5%, 1/15/2022	70,000	71,400
Ford Motor Co., 7.45%, 7/16/2031 (b)	40,000	29,000
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	255,000	249,262
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (b)	50,000	44,250
General Motors Corp.:
8.25%, 7/15/2023 (b)	110,000	82,775
8.375%, 7/15/2033 (b)	80,000	60,700
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	265,000	295,475
Gregg Appliances, Inc., 9.0%, 2/1/2013	30,000	27,825
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	25,000	24,875
Hertz Corp., 144A, 8.875%, 1/1/2014	115,000	119,600
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	125,000	121,250
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	300,000	318,374
Lear Corp.:
Series B, 5.75%, 8/1/2014	15,000	12,225
Series B, 8.11%, 5/15/2009 (b)	135,000	131,625
Levi Strauss & Co., 9.74%**, 4/1/2012 (b)	45,000	46,519
Liberty Media Corp.:
5.7%, 5/15/2013	10,000	9,190
8.25%, 2/1/2030 (b)	60,000	57,874
8.5%, 7/15/2029 (b)	65,000	63,635
Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014	30,000	28,950
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	15,000	15,713
Mediacom Broadband LLC, 8.5%, 10/15/2015	15,000	14,625
MGM MIRAGE:
8.375%, 2/1/2011 (b)	45,000	47,025
9.75%, 6/1/2007	75,000	77,531
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	105,000	111,431
NCL Corp., 10.625%, 7/15/2014	50,000	49,375
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	130,000	109,200
Paxson Communications Corp., 144A, 11.318%**, 1/15/2013	50,000	50,563
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	170,000	179,775
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	255,000	262,650
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	55,000	52,663
10.545%**, 5/15/2010	145,000	147,900
Renaissance Media Group LLC, 10.0%, 4/15/2008	75,000	75,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	235,000	256,150
Rexnord Corp., 10.125%, 12/15/2012	40,000	44,400
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	255,000	265,200
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	110,000	103,950
Six Flags, Inc., 9.75%, 4/15/2013	120,000	120,300
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	25,000	24,563
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	70,000	65,450
Toys "R" Us, Inc., 7.375%, 10/15/2018	30,000	22,200
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	285,000	279,300
TRW Automotive, Inc.:
11.0%, 2/15/2013	215,000	238,112
11.75%, 2/15/2013 EUR	40,000	58,176
United Auto Group, Inc., 9.625%, 3/15/2012	190,000	200,687
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	35,000	36,400
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014 (b)	205,000	190,650
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	304,000	255,360
		7,094,624
Consumer Staples 1.9%
Alliance One International, Inc., 11.0%, 5/15/2012	45,000	42,750
Birds Eye Foods, Inc., 11.875%, 11/1/2008	97,000	98,819
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	50,000	41,000
Delhaize America, Inc.:
8.05%, 4/15/2027	15,000	15,537
9.0%, 4/15/2031	220,000	246,627
Harry & David Holdings, Inc., 9.82%**, 3/1/2012	50,000	48,000
North Atlantic Trading Co., 9.25%, 3/1/2012	105,000	84,525
Swift & Co.:
10.125%, 10/1/2009 (b)	15,000	15,487
12.5%, 1/1/2010 (b)	15,000	15,263
Viskase Co., Inc., 11.5%, 6/15/2011	270,000	279,787
		887,795
Energy 5.1%
Belden & Blake Corp., 8.75%, 7/15/2012	220,000	224,950
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	110,000	111,375
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	15,000	13,950
144A, 6.5%, 8/15/2017	15,000	14,175
6.875%, 1/15/2016 (b)	145,000	141,012
7.75%, 1/15/2015	20,000	20,450
Delta Petroleum Corp., 7.0%, 4/1/2015	120,000	109,800
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	135,000	120,150
144A, 8.375%, 5/1/2016	105,000	104,475
El Paso Production Holding Corp., 7.75%, 6/1/2013	85,000	86,700
Frontier Oil Corp., 6.625%, 10/1/2011 (b)	160,000	155,200
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	130,000	130,000
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	50,000	52,250
Range Resources Corp., 7.5%, 5/15/2016	55,000	54,863
Sonat, Inc., 7.0%, 2/1/2018	15,000	14,250
Southern Natural Gas, 8.875%, 3/15/2010	185,000	195,839
Stone Energy Corp.:
6.75%, 12/15/2014	220,000	220,550
8.25%, 12/15/2011 (b)	75,000	77,625
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	65,000	65,000
Williams Companies, Inc.:
8.125%, 3/15/2012	290,000	307,400
8.75%, 3/15/2032	130,000	145,600
		2,365,614
Financials 7.2%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	15,000	16,013
11.0%, 7/31/2010	70,000	77,175
Ashton Woods USA LLC, 9.5%, 10/1/2015	105,000	96,863
E*TRADE Financial Corp.:
7.375%, 9/15/2013	45,000	45,563
7.875%, 12/1/2015	35,000	36,400
8.0%, 6/15/2011	75,000	77,625
Ford Motor Credit Co.:
7.25%, 10/25/2011	340,000	302,027
7.375%, 10/28/2009	680,000	626,338
7.875%, 6/15/2010	160,000	147,620
General Motors Acceptance Corp.:
6.875%, 9/15/2011	720,000	676,382
8.0%, 11/1/2031	379,000	355,992
H&E Equipment/Finance:
11.125%, 6/15/2012	55,000	60,500
12.5%, 6/15/2013	30,000	33,600
Ipayment, Inc., 144A, 9.75%, 5/15/2014	45,000	45,113
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	150,000	157,875
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	175,000	192,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	135,000	102,937
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	70,000	69,300
Universal City Development, 11.75%, 4/1/2010	190,000	207,575
		3,327,398
Health Care 0.6%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	260,000	261,950
Industrials 5.6%
Allied Security Escrow Corp., 11.375%, 7/15/2011	90,000	90,450
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	162,000	172,732
American Color Graphics, 10.0%, 6/15/2010 (b)	90,000	61,425
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	60,500	61,710
Beazer Homes USA, Inc., 8.375%, 4/15/2012	15,000	15,431
Browning-Ferris Industries:
7.4%, 9/15/2035	130,000	118,463
9.25%, 5/1/2021	70,000	73,938
Case New Holland, Inc., 9.25%, 8/1/2011	190,000	201,875
Cenveo Corp., 7.875%, 12/1/2013	125,000	120,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	150,000	149,625
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	140,000	145,600
144A, 11.44%**, 7/1/2012	50,000	51,250
Congoleum Corp., 8.625%, 8/1/2008*	100,000	99,000
DRS Technologies, Inc., 7.625%, 2/1/2018	75,000	75,750
Education Management LLC, 144A, 8.75%, 6/1/2014 (f)	55,000	55,000
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	125,000	110,471
8.875%, 4/1/2012	145,000	149,350
Kansas City Southern:
7.5%, 6/15/2009	30,000	30,150
9.5%, 10/1/2008	210,000	220,500
Kinetek, Inc., Series D, 10.75%, 11/15/2006 (b)	195,000	193,537
Millennium America, Inc., 9.25%, 6/15/2008	65,000	67,356
Ship Finance International Ltd., 8.5%, 12/15/2013	75,000	72,000
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	125,000	135,313
Xerox Capital Trust I, 8.0%, 2/1/2027	45,000	45,956
Xerox Corp., 6.4%, 3/15/2016	65,000	62,075
		2,579,582
Information Technology 2.4%
L-3 Communications Corp.:
5.875%, 1/15/2015	160,000	147,200
Series B, 6.375%, 10/15/2015	45,000	42,525
Lucent Technologies, Inc., 6.45%, 3/15/2029	395,000	344,144
Sanmina-SCI Corp., 8.125%, 3/1/2016	110,000	110,275
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	115,000	120,175
UGS Corp., 10.0%, 6/1/2012	110,000	119,350
Unisys Corp., 7.875%, 4/1/2008 (b)	225,000	225,000
		1,108,669
Materials 7.3%
ARCO Chemical Co., 9.8%, 2/1/2020	370,000	444,000
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	25,000	15,625
Chemtura Corp., 6.875%, 6/1/2016	65,000	63,050
Constar International, Inc., 11.0%, 12/1/2012 (b)	20,000	15,350
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	40,000	32,100
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 11.225% to 3/1/2014	35,000	27,913
Dayton Superior Corp.:
10.75%, 9/15/2008 (b)	40,000	41,300
13.0%, 6/15/2009 (b)	85,000	75,650
Equistar Chemical Funding, 10.625%, 5/1/2011	95,000	102,837
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	135,000	137,531
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	248,000	215,760
Greif, Inc., 8.875%, 8/1/2012	90,000	94,950
Hexcel Corp., 6.75%, 2/1/2015	45,000	43,425
Huntsman LLC, 11.625%, 10/15/2010	186,000	206,460
IMC Global, Inc., 10.875%, 8/1/2013	267,000	302,377
International Steel Group, Inc., 6.5%, 4/15/2014	45,000	43,200
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	90,000	66,150
Lyondell Chemical Co., 10.5%, 6/1/2013	25,000	28,000
Massey Energy Co.:
6.625%, 11/15/2010	110,000	110,000
144A, 6.875%, 12/15/2013 (b)	55,000	52,800
Metaldyne Corp.:
10.0%, 11/1/2013	15,000	14,400
11.0%, 6/15/2012	10,000	8,600
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	240,000	201,600
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	246,000	268,140
144A, 13.0%, 9/30/2013	74,730	75,851
OM Group, Inc., 9.25%, 12/15/2011 (b)	15,000	15,619
Omnova Solutions, Inc., 11.25%, 6/1/2010	220,000	234,850
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	50,000	52,500
Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	145,118	2,177
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010	45,000	28,350
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	36,000	38,880
TriMas Corp., 9.875%, 6/15/2012	110,000	105,050
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	60,000	57,916
United States Steel Corp., 9.75%, 5/15/2010	136,000	146,200
Witco Corp., 6.875%, 2/1/2026	15,000	13,500
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	45,000	38,475
		3,420,597
Telecommunication Services 2.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	50,000	53,687
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	180,000	181,350
8.375%, 1/15/2014 (b)	125,000	126,250
Dobson Communications Corp., 8.875%, 10/1/2013	75,000	75,750
Insight Midwest LP, 9.75%, 10/1/2009 (b)	45,000	46,125
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	405,000	417,451
Qwest Corp., 7.25%, 9/15/2025	115,000	110,112
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	30,000	30,300
9.875%, 2/1/2010	45,000	47,363
144A, 10.899%**, 11/1/2012 (b)	15,000	15,638
Triton PCS, Inc., 8.5%, 6/1/2013	30,000	27,750
Ubiquitel Operating Co., 9.875%, 3/1/2011	50,000	54,625
US Unwired, Inc., Series B, 10.0%, 6/15/2012	85,000	94,881
		1,281,282
Utilities 5.3%
AES Corp., 144A, 8.75%, 5/15/2013	455,000	491,400
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	315,000	337,838
CMS Energy Corp., 8.5%, 4/15/2011	285,000	300,675
Mirant North America LLC, 144A, 7.375%, 12/31/2013	10,000	9,875
Mission Energy Holding Co., 13.5%, 7/15/2008	395,000	445,856
NRG Energy, Inc.:
7.25%, 2/1/2014	135,000	135,000
7.375%, 2/1/2016	265,000	265,331
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	330,000	360,525
Sierra Pacific Resources:
6.75%, 8/15/2017 (b)	75,000	72,901
8.625%, 3/15/2014	45,000	48,473
		2,467,874
Total Corporate Bonds (Cost $25,003,127)		24,795,385

Foreign Bonds — US$ Denominated 62.2%
Consumer Discretionary 1.1%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	225,000	243,281
Shaw Communications, Inc., 8.25%, 4/11/2010	35,000	36,575
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	218,000	183,120
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	35,000	33,075
		496,051
Energy 4.3%
OAO Gazprom, 144A, 9.625%, 3/1/2013	170,000	196,350
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	550,000	587,125
9.5%, 9/15/2027	685,000	827,137
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	260,000	299,923
Secunda International Ltd., 13.068%**, 9/1/2012	60,000	63,000
		1,973,535
Financials 1.0%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	200,000	235,000
Doral Financial Corp., 5.91%**, 7/20/2007	185,000	178,124
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	60,000	52,800
		465,924
Health Care 0.4%
Biovail Corp., 7.875%, 4/1/2010	195,000	197,438
Industrials 1.5%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012 (b)	85,000	90,525
10.25%, 6/15/2007	225,000	232,875
12.5%, 6/15/2012	80,000	88,400
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	170,000	201,822
Stena AB, 9.625%, 12/1/2012	70,000	75,075
		688,697
Materials 1.4%
Cascades, Inc., 7.25%, 2/15/2013	161,000	150,938
ISPAT Inland ULC, 9.75%, 4/1/2014	158,000	176,762
Novelis, Inc., 144A, 7.25%, 2/15/2015 (b)	130,000	124,150
Rhodia SA, 8.875%, 6/1/2011	154,000	155,540
Tembec Industries, Inc., 8.625%, 6/30/2009	110,000	61,600
		668,990
Sovereign Bonds 50.6%
Aries Vermogensverwaltung GmbH, Series C REG S, 9.6%, 10/25/2014	1,000,000	1,229,810
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	1,000,000	990,000
Dominican Republic:
144A, 8.625%, 4/20/2027	315,000	318,938
Series REG S, 9.5%, 9/27/2011	364,609	388,308
Federative Republic of Brazil:
8.75%, 2/4/2025	320,000	340,800
8.875%, 10/14/2019 (b)	385,000	418,303
11.0%, 1/11/2012	500,000	595,000
11.0%, 8/17/2040	690,000	841,110
14.5%, 10/15/2009	630,000	787,500
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	460,000	464,692
Islamic Republic of Pakistan, 144A, 7.875%, 3/31/2036	410,000	390,525
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	960,000	333,600
4.889%**, 8/3/2012 (PIK)	1,415,000	1,157,470
Republic of Bulgaria, Series REG S, 8.25%, 1/15/2015	125,000	142,950
Republic of Colombia:
8.25%, 12/22/2014	315,000	338,940
10.0%, 1/23/2012	360,000	412,200
10.75%, 1/15/2013	200,000	240,000
Republic of Ecuador, Series REG S, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	645,000	633,712
Republic of El Salvador, 144A, 7.65%, 6/15/2035	520,000	512,200
Republic of Indonesia:
144A, 6.875%, 3/9/2017	625,000	612,125
Series REG S, 7.25%, 4/20/2015	395,000	400,925
Republic of Panama:
7.125%, 1/29/2026 (b)	267,000	262,995
9.375%, 1/16/2023	725,000	862,750
Republic of Peru, 7.35%, 7/21/2025	505,000	491,870
Republic of Philippines:
8.0%, 1/15/2016	580,000	606,100
8.375%, 2/15/2011	175,000	184,625
9.375%, 1/18/2017	470,000	529,337
9.875%, 1/15/2019	130,000	151,775
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	560,000	481,600
Republic of Turkey:
6.875%, 3/17/2036 (b)	65,000	56,875
7.25%, 3/15/2015	510,000	506,175
7.375%, 2/5/2025	720,000	691,200
11.75%, 6/15/2010	1,175,000	1,370,344
Republic of Uruguay:
7.625%, 3/21/2036	380,000	357,200
9.25%, 5/17/2017	415,000	454,425
Republic of Venezuela:
7.65%, 4/21/2025	240,000	242,400
9.375%, 1/13/2034	510,000	608,175
10.75%, 9/19/2013	985,000	1,182,000
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,175,000	1,257,015
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	490,000	425,712
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	415,000	423,300
United Mexican States:
5.625%, 1/15/2017 (b)	618,000	574,740
8.3%, 8/15/2031	195,000	221,325
		23,491,046
Telecommunication Services 1.3%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	125,000	127,344
Embratel, Series B, 11.0%, 12/15/2008 (b)	39,000	42,803
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	20,000	17,000
Intelsat Ltd., 5.25%, 11/1/2008	80,000	76,400
Millicom International Cellular SA, 10.0%, 12/1/2013	15,000	16,800
Mobifon Holdings BV, 12.5%, 7/31/2010	181,000	204,982
Stratos Global Corp., 144A, 9.875%, 2/15/2013	100,000	98,500
		583,829
Utilities 0.6%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	295,000	294,029
Total Foreign Bonds — US$ Denominated (Cost $29,207,511)		28,859,539

Foreign Bonds — Non US$ Denominated 5.4%
Consumer Discretionary 0.3%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	100,000	119,170
Energy 0.1%
Pemex Project Funding Master Trust, Series REG S, 6.375%, 8/5/2016 EUR	40,000	54,332
Sovereign Bonds 5.0%
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	625,000	252,703
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	325,000	373,519
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	1,088,481	415,818
7.82%, 12/31/2033 (PIK) EUR	812,939	932,322
Republic of Uruguay, 10.5%, 10/20/2006 UYU	7,200,000	368,852
		2,343,214
Total Foreign Bonds — Non US$ Denominated (Cost $2,570,383)		2,516,716

US Treasury Obligations 0.2%
US Treasury Bonds:
5.375%, 2/15/2031 (b)	45,000	45,513
6.25%, 8/15/2023 (b)	30,000	32,960
8.125%, 8/15/2021 (b)	10,000	12,869
Total US Treasury Obligations (Cost $96,401)		91,342

Loan Participation 0.4%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 5.813%**, 3/4/2010 (Cost $175,993)	182,000	182,000
	Units	Value ($)

Other Investments 0.3%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (b)	95,000	76,950
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	110,000	82,500
Total Other Investments (Cost $162,982)		159,450
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,452)	1,741	871

Convertible Preferred Stocks 0.1%
Consumer Discretionary
Paxson Communications Corp., 144A, 9.75%, (PIK)	2	14,050
Paxson Communications Corp., Series AI, 144A, 9.75%, (PIK)	5	35,126
Total Convertible Preferred Stocks (Cost $49,100)		49,176
Total Investments in Securities (Cost $57,284,949)		56,654,479

Securities Lending Collateral 8.6%
Daily Assets Fund Institutional, 5.0% (c) (d) (Cost $3,984,873)	3,984,873	3,984,873

Cash Equivalents 6.8%
Cash Management QP Trust, 5.01% (e) (Cost $3,128,739)	3,128,739	3,128,739
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,398,561)+	137.5	63,768,091
Other Assets and Liabilities, Net	(6.8)	(3,129,292)
Notes Payable	(30.7)	(14,250,000)
Net Assets	100.0	46,388,799

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Adelphia Communications Corp.	7.75%	1/15/2009	35,000	USD	22,225	16,275
Congoleum Corp.	8.625%	8/1/2008	100,000	USD	86,244	99,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	20,000	USD	14,031	17,000
Oxford Automotive, Inc.	12.5%	10/15/2010	145,118	USD	14,847	2,177
					$ 137,347	$ 134,452

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2006.

+ The cost for federal income tax purposes was $64,822,713. At May 31, 2006, net unrealized depreciation for all securities based on tax cost was $1,054,622. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $520,133 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,574,755.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $3,902,874 which is 8.4% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $57,284,949) — including $3,902,874 of securities loaned	$ 56,654,479
Investment in Daily Assets Fund Institutional (cost $3,984,873)*	3,984,873
Investment in Cash Management QP Trust (cost $3,128,739)	3,128,739
Total investments in securities, at value (cost $64,398,561)	63,768,091
Cash	28,698
Foreign currency, at value (cost $65,285)	65,626
Receivable for investments sold	318,461
Interest receivable	1,252,215
Unrealized appreciation on forward foreign currency exchange contracts	15,090
Other assets	873
Total assets	65,449,054
Liabilities
Payable for investments purchased	396,755
Notes payable	14,250,000
Interest on notes payable	3,538
Payable upon return of securities loaned	3,984,873
Payable for when-issued securities	125,000
Distributions payable	5,998
Unrealized depreciation on forward foreign currency exchange contracts	122,523
Net payable on closed forward foreign currency exchange contracts	3,775
Accrued management fee	33,137
Other accrued expenses and payables	134,656
Total liabilities	19,060,255
Net assets, at value	$ 46,388,799
Net Assets
Net assets consist of: Undistributed net investment income	674,350
Net unrealized appreciation (depreciation) on: Investments	(630,470)
Foreign currency related transactions	(107,818)
Accumulated net realized gain (loss)	(217,463)
Paid-in capital	46,670,200
Net assets, at value	$ 46,388,799
Net Asset Value
Net Asset Value per share ($46,388,799 ÷ 3,490,324 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.29

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes of $2,165)	$ 2,457,882
Interest — Cash Management QP Trust	83,218
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,007
Total Income	2,549,107
Expenses: Management fee	202,324
Services to shareholders	13,038
Custodian fees	20,261
Auditing	25,480
Legal	8,987
Trustees' fees and expenses	7,280
Reports to shareholders	40,560
Interest expense	410,887
Stock exchange listing fees	10,920
Other	62,977
Total expenses before expense reductions	802,714
Expense reductions	(2,749)
Total expenses after expense reductions	799,965
Net investment income (loss)	1,749,142
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	699,956
Foreign currency related transactions	(209,799)
Net increase from payments by affiliates and gains (losses) realized on the disposal of investments in violation of restrictions	—
490,157
Net unrealized appreciation (depreciation) during the period on: Investments	(741,291)
Foreign currency related transactions	(134,981)
(876,272)
Net gain (loss) on investment transactions	(386,115)
Net increase (decrease) in net assets resulting from operations	$ 1,363,027
Statement of Cash Flows for the six months ended May 31, 2006 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 2,724,156
Payment of operating expenses	(361,088)
Payment of interest expense	(539,893)
Proceeds from sales and maturities of investments	37,452,439
Purchases of investments	(34,530,707)
Net purchases, sales and maturities of short-term investments	(1,175,366)
Cash provided (used) by operating activities	$ 3,569,541
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable Distributions paid (net of reinvestment of distributions)	$ (750,000)
Distributions paid (net of reinvestment of distributions)	(3,872,030)
Cash provided (used) by financing activities	(4,622,030)
Increase (decrease) in cash	(1,052,489)
Cash at beginning of period*	1,146,813
Cash at end of period*	$ 94,324
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 1,363,027
Net (increase) decrease in cost of investments	1,158,719
Net increase (decrease) in unrealized appreciation (depreciation) on investments	741,291
(Increase) decrease in interest receivable	30,015
(Increase) decrease in other assets	9,780
(Increase) decrease in receivable for investments sold	1,034,947
Increase (decrease) in payable for investments purchased	(834,703)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	167,481
Increase (decrease) in other accrued expenses and payables	27,990
Increase (decrease) in interest on notes payable	(129,006)
Cash provided (used) by operating activities	$ 3,569,541
Non-Cash Financing Activities:
Reinvestment of distributions	$ 22,666

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income	$ 1,749,142	$ 4,032,869
Net realized gain (loss) on investment transactions	490,157	3,429,973
Net unrealized appreciation (depreciation) during the period on investment transactions	(876,272)	(2,591,753)
Net increase (decrease) in net assets resulting from operations	1,363,027	4,871,089
Distributions to shareholders from: Net investment income	(1,884,244)	(3,761,054)
Net realized gains	(2,016,450)	—
Fund share transactions: Reinvestment of distributions	22,666	43,896
Net increase (decrease) in net assets from Fund share transactions	22,666	43,896
Increase (decrease) in net assets	(2,515,001)	1,153,931
Net assets at beginning of period	48,903,800	47,749,869
Net assets at end of period (including undistributed net investment income of $674,350 and $809,452, respectively)	$ 46,388,799	$ 48,903,800
Other Information
Shares outstanding at beginning of period	3,488,667	3,485,529
Shares issued to shareholders in reinvestment of distributions	1,657	3,138
Net increase in Fund shares	1,657	3,138
Shares outstanding at end of period	3,490,324	3,488,667

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.02	$ 13.70	$ 12.73	$ 11.10	$ 11.75	$ 11.97
Income (loss) from investment operations: Net investment income[c]	.50	1.16	1.07	1.04	1.07	1.23
Net realized and unrealized gain (loss) on investment transactions	(.11)	.24	.98	1.67	(.58)	(.01)
Total from investment operations	.39	1.40	2.05	2.71	.49	1.22
Less distributions from: Net investment income	(.54)	(1.08)	(1.08)	(1.08)	(1.14)	(1.24)
Net realized gains on investment transactions	(.58)	—	—	—	—	—
Tax return of capital	—	—	—	—	—	(.20)
Total distributions	(1.12)	(1.08)	(1.08)	(1.08)	(1.14)	(1.44)
Net asset value, end of period	$ 13.29	$ 14.02	$ 13.70	$ 12.73	$ 11.10	$ 11.75
Market value, end of period	$ 13.92	$ 13.92	$ 13.32	$ 14.25	$ 10.85	$ 12.09
Total Return
Based on net asset value (%)[d]	2.70**	11.01	16.69	25.52	4.49	9.89
Based on market value (%)[d]	8.34**	12.95	1.73	43.74	(.74)	8.73
Years Ended November 30, (continued)	2006[a]	2005	2004	2003	2002[b]	2001
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	49	48	44	39	41
Ratio of expenses before expense reductions (including interest expense) (%)	3.37*	2.88	2.21	2.03	1.74	2.80
Ratio of expenses after expense reductions (including interest expense) (%)	3.36*	2.87	2.20	2.03	1.74	2.79
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63*	1.61	1.49	1.58	1.32	1.40
Ratio of net investment income (%)	7.35*	8.31	8.20	8.61	9.40	10.23
Portfolio turnover rate (%)	115*	138	193	244	184	19
Total debt outstanding end of period ($ thousands)	14,250	15,000	15,000	10,250	8,208	9,407
Asset coverage per $1,000 of debt[e]	4,255	4,260	4,183	5,326	5,707	5,341

[a] For the six months ended May 31, 2006 (Unaudited).

[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Income Trust (formerly Scudder Strategic Income Trust) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 2005 through November 30, 2005, the Fund incurred approximately $29,155 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2006. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $33,612,935 and $34,629,652, respectively. Purchases and sales of US Treasury obligations aggregated $160,104 and $1,997,639, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $11,830, of which $3,955 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $8,256, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $1,527, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the Fund's custodian and transfer agent fees were reduced by $158 and $1,064 respectively, for custodian and transfer agent credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	32,017	EUR	26,498	6/8/2006	1,956
USD	50,536	EUR	41,342	6/8/2006	2,467
USD	11,376	EUR	9,157	6/8/2006	364
USD	99,769	EUR	83,349	6/15/2006	7,141
EUR	5,131	USD	6,631	9/15/2006	10
EUR	5,041	USD	6,531	9/15/2006	27
USD	148,333	IDR	1,401,750,000	9/15/2006	3,125
Total unrealized appreciation					15,090
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	12,606	USD	15,364	6/8/2006	(798)
EUR	284,903	USD	341,471	6/8/2006	(23,798)
EUR	86,051	USD	103,431	6/8/2006	(6,893)
EUR	537,321	USD	648,111	6/8/2006	(40,777)
EUR	54,284	USD	67,141	6/8/2006	(2,455)
EUR	218,900	USD	263,780	6/15/2006	(16,997)
EUR	237,437	USD	284,072	6/15/2006	(20,482)
EUR	43,271	USD	52,627	6/15/2006	(2,876)
USD	150,533	IDR	1,342,151,545	7/25/2006	(5,514)
IDR	1,342,151,545	USD	143,087	7/25/2006	(1,933)
Total unrealized depreciation					(122,523)
Currency Abbreviations
EUR Euro IDR Indonesian Rupiah USD United States Dollar

H. Borrowings

The notes payable represents a secured loan of $14,250,000 from State Street Bank and Trust Company at May 31, 2006. The note bears interest at the 90-day LIBOR rate plus 0.75% plus dealer fees (5.79% at May 31, 2006) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $24,000,000 at any one time and which is available until June 29, 2006.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2006 was $14,995,879 with a weighted average interest rate of 5.28%.

I. Payments Made by Affiliates

During the six months ended May 31, 2006, the Advisor fully reimbursed the Fund $2,336 for losses incurred on trades executed incorrectly. In addition, the Advisor fully reimbursed the Fund $994 for a loss incurred in violation of investment restrictions. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

New Authorized Investments

On May 10, 2006, the Board of Trustees has authorized the fund to invest in direct debt, restructuring instruments and bank loans.

Direct Debt. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables), or to other parties. The fund may invest in all types of direct debt investments. The fund currently intends to invest primarily in direct loans and trade claims. When the fund participates in a direct loan, it will be lending money directly to an issuer.

Restructuring Instruments. The fund may hold distressed securities, which are securities that are in default or in risk of being in default. In connection with an exchange or workout of such securities, the fund may accept various instruments if the investment adviser determines it is in the best interests of the fund and consistent with the fund's investment objective and policies. Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

Bank Loans. The fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the fund's investment advisor, in the category of senior debt of the borrower. The fund may invest in both fixed and floating rate bank loans. The fund may purchase bank loans either as an "assignment" or a "participation." The fund will not purchase bank loans where Deutsche Bank or an affiliate serves as an agent bank.

Direct debt, restructuring instruments and bank loans are subject to liquidity risk, risk of being a lender and credit risk, including the default or insolvency of the borrower.

Investments in direct debt instruments, restructuring instruments and bank loans involve interest rate risk, liquidity risk and credit risk, including the risk of loss in the case of the default or insolvency of a borrower. The fund does not currently intend to invest in direct debt, restructuring instruments, or bank loans.

Shareholder Meeting Results

The Annual Meeting of shareholders of DWS Strategic Income Trust (the "fund") was held on May 25, 2006. The following matter was voted upon by the shareholders of said fund (the resulting votes are presented below).

I. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	2,923,824	46,400
Donald L. Dunaway	2,923,174	42,050
James R. Edgar	2,921,667	48,557
Paul K. Freeman	2,923,784	46,444
Robert B. Hoffman	2,917,927	52,297
William McClayton	2,921,274	48,450
Shirley D. Peterson	2,920,645	49,879
Axel Schwarzer	2,924,352	45,872
Robert H. Wadsworth	2,927,024	45,872

Dividend Repurchase Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of DWS Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-scudder.com or visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	23338N 104

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006